PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2025
Property, plant and equipment [abstract]
Schedule of Detailed Information about Property, Plant and Equipment

US$ MILLIONS	Gross carrying amount	Accumulated depreciation	Accumulated fair value adjustments	Total
Balance at January 1, 2024	$13,438	$(990)	$1,703	$14,151
Additions, net of disposals	1,035	23	—	1,058
Non-cash disposals	(224)	(6)	—	(230)
Depreciation expense	—	(650)	—	(650)
Assets reclassified as held for sale	(1,866)	91	—	(1,775)
Fair value adjustments	—	—	119	119
Net foreign currency exchange differences	(86)	17	(32)	(101)
Balance at December 31, 2024	$12,297	$(1,515)	$1,790	$12,572
Additions, net of disposals(1)	1,342	11	—	1,353
Acquisitions through business combinations(2)	90	—	—	90
Non-cash additions	47	21	—	68
Depreciation expense	—	(536)	—	(536)
Fair value adjustments	—	—	198	198
Net foreign currency exchange differences	390	(77)	140	453
Balance at December 31, 2025	$14,166	$(2,096)	$2,128	$14,198

(1) On July 1, 2025, our global intermodal logistics operation acquired the container portfolio of Global Container International LLC (“GCI”), a container fleet operator of approximately half a million twenty-foot equivalent units, for approximately $1.1 billion which was principally comprised of approximately $0.8 billion of property, plant and equipment. The transaction did not meet IFRS 3 Business Combination criteria and was treated as an asset purchase.
(2) See Note 5, Acquisition of Businesses, for additional information.
The following table summarizes the valuation techniques and significant inputs for our company’s property, plant and equipment assets.

Dec. 31, 2025				Dec. 31, 2024
Valuation Technique	Discount Rate	Terminal Value Multiple	Investment Horizon	Valuation Technique	Discount Rate	Terminal Value Multiple	Investment Horizon
Discounted cash flow model	8%	15x	10 yrs	Discounted cash flow model	8%	16x	10 yrs